UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 10, 1997



                             Associated Technologies
              ----------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


                                     Nevada
          ------------------------------------------------------------
         (State or other Jurisdiction of incorporation or organization)


         33-55254-45                             87-0485306
     ----------------------           ---------------------------------
    (Commission File Number)         (IRS Employer Identification Number)


                          1204 Third Avenue, Suite 172
                            New York, New York 10021
                      -------------------------------------
                     (Address of principal executive office)

                          011 612 9241 5476 (Australia)
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


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



ITEM 4.         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                On April 10, 1997, Associated Technologies (the "Company") received the resignation notice of its independent auditor Smith & Company.

                Neither of Smith & Company's reports on the financial statements for the past two years contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principles.

                There were no disagreements between Smith & Company and the Company on any matter of accounting principles, financial statement disclosure or auditing scope or procedure during the two most recent fiscal years and through the present date.

Also on April 10, 1997, the Company appointed Stanton Partners as its new independent auditor.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

                Exhibits required to be attached by Item 601 of Regulation S-K are listed in the Index to Exhibits beginning on page 3 of this Form 8-K, which is hereby incorporated by this reference.

                                   SIGNATURES

                Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:    April 14, 1997       Associated Technologies




                              By:   /s/ Alan James Gallagher
                                   -------------------------
                                   Alan James Gallagher


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



                                INDEX TO EXHIBITS

Exhibit No.    Page No.                Description
                               CHANGE IN CERTIFYING ACCOUNTANTS
16(i)(a)         4       Letter dated April 9, 1997, from Smith & Company,
                         Certified Public Accountants, notifying the Company
                         of their resignation as the Company's Certified
                         Independent Auditors.
16(i)(b)         5       Letter dated April 10, 1997, from Smith & Company,
                         stating that they are in agreement with the statements contained in this Current Report on Form 8-K.





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


                                 SMITH & COMPANY
                          CERTIFIED PUBLIC ACCOUNTANTS

MEMBERS OF:                                   CRANDALL BUILDING SUITE 700
AMERICAN INSTITUTE OF                         10 WEST 100 SOUTH
     CERTIFIED PUBLIC ACCOUNTANTS             SALT LAKE CITY, UTAH 84101
UTAH ASSOCIATION OF                           TELEPHONE:     (801) 575-8297
     CERTIFIED PUBLIC ACCOUNTANTS             FACSIMILE:     (801) 575-8306
-------------------------------------------------------------------------------



April 9, 1997


Mr. Alan J. Gallagher, President
Associated Technologies
Level 1, 85 Tamar Street
PO Box 407
Ballina, N.S.W.
Australia 2478


Dear Mr. Gallagher:


This is to confirm that the client-auditor relationship between Associated Technologies (SEC File No. 33-55254-45) and Smith & Company has ceased, effective April 9, 1997.

We have reached this decision reluctantly and after substantial deliberation. We feel that since your operations and most of your assets are in Australia, you would be better served by another independent auditor. We feel that the costs of our firm engaging an Australian CPA to assist us would not be in the best interests of you or our firm.



We will cooperate with your new accountants in providing assistance in the transition. Please send us a letter authorizing us to make disclosures to your new accountants. Without such a letter, we are ethically prohibited from communicating with others regarding your company's affairs.

Very truly yours,

Smith & Company



By: /s/  William R. Denney
    -----------------------
        William R. Denney


cc:        SECPS LETTER FILE
           U.S. SECURITIES & EXCHANGE COMMISSION
           MAIL STOP 9-5
           450 FIFTH STREET, NORTHWEST
           WASHINGTON, DC 20549


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


                                 SMITH & COMPANY
                          CERTIFIED PUBLIC ACCOUNTANTS

MEMBERS OF:                                      CRANDALL BUILDING SUITE 700
AMERICAN INSTITUTE OF                            10 WEST 100 SOUTH
     CERTIFIED PUBLIC ACCOUNTANTS                SALT LAKE CITY, UTAH 84101
UTAH ASSOCIATION OF                              TELEPHONE:     (801) 575-8297
     CERTIFIED PUBLIC ACCOUNTANTS                FACSIMILE:     (801) 575-8306
-------------------------------------------------------------------------------


April 10, 1997


SECPS Letter File
U.S. Securities and Exchange Commission
Mail Stop 9-5
450 Fifth Street, Northwest
Washington, D.C.  20549

RE:              Associated Technologies - SEC File No. 33-55254-45

Ladies and Gentlemen:

We have read Item 4 of the Form 8-K for Associated Technologies, dated April 10, 1997 and agree with the statements contained therein.

Very truly yours,

Smith & Company


By:   /s/ William R. Denney
     ------------------------
        William R. Denney

WRD/kod



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